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                                                                    Exhibit 10.1

                              ALLEGHANY CORPORATION
                      OUTSIDE DIRECTORS' CASH COMPENSATION

                             Effective July 1, 2005

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
          For Service On:                                             Fee:
          ---------------                                             ----

Board of Directors                                   $30,000 per year; $1,000 per meeting attended and
                                                     $500 per conference telephone meeting

Executive Committee                                  $7,500 per year; $25,000 for Chairman

Audit Committee                                      $15,000 per year; $30,000 for Chairman

Compensation Committee                               $10,000 per year; $15,000 for Chairman

Nominating and Governance Committee                  $7,000 per year; $12,000 for Chairman

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